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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934



                                 April 10, 2002
                ------------------------------------------------
                Date of report (Date of Earliest Event Reported)



                        FBR ASSET INVESTMENT CORPORATION
             (Exact name of Registrant as specified in Its Charter)



              VIRGINIA                                01-15049                       54-1873198
------------------------------------        ----------------------------        ---------------------
  (State or other jurisdiction of             (Commission File Number)             (I.R.S. Employer
          incorporation)                                                          Identification No.)
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     Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
     ----------------------------------------------------------------------
              (Address of principal executive offices and zip code)



                                 (703) 469-1000
               --------------------------------------------------
               Registrant's telephone number, including area code

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ITEM 9.         REGULATION FD DISCLOSURE.

        On April 10, 2002, Friedman, Billings, Ramsey Group, Inc. ("FBR Group"), which together with its affiliates owns approximately 16.8% of the outstanding common stock of FBR Asset Investment Corporation ("FBR Asset"), filed a Current
Report on Form 8-K relating to a presentation it made at the Sidoti & Co.
Investor Conference, New York, NY, which included, among other things, information concerning FBR Group's investment in FBR Asset.

        A copy of FBR Group's Current Report on Form 8-K is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                (c)     Exhibits

                Exhibit 99.1 Current Report on Form 8-K, as filed by FBR Group on April 10, 2002.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FBR ASSET INVESTMENT CORPORATION



Date: April 10, 2001              By:        /s/ Richard J. Hendrix
                                         -----------------------------
                                  Name:  Richard J. Hendrix
                                  Title: President and Chief Operating Officer


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                                LIST OF EXHIBITS

99.1    Current Report on Form 8-K, as filed by FBR Group on April 10, 2002.